Exhibit 99.1

2400 Xenium Lane North, Plymouth, MN 55441 ▪ (763) 551-5000 ▪ www.christopherandbanks.com

Christopher & Banks Corporation

Announces NEW Credit facility PACKAGE that provides additional liquidity of $6-$8 Million to support growth objectives

announces in a separate release preliminary sales results for fourth quarter

Minneapolis, MN, February 27, 2020 – Christopher & Banks Corporation (OTC: CBKC), a specialty women’s apparel retailer, today announced the amendment of its Asset-Based Revolving Credit Facility and that it has entered into a Term Loan Credit Facility with an LLC of Angelo Gordon. The Company also announced in a separate press release preliminary sales results for the fourth quarter ended February 1, 2020.

The new credit facility package will provide incremental liquidity of $6-$8 million to support the company’s growth objectives.

Keri Jones, President and Chief Executive Officer, commented, “We are pleased to have completed these transactions. The new facility provides us with increased liquidity and financial flexibility to support our growth strategies as we continue to gain momentum in our turnaround strategy.”

Further details about the amendment to its existing Credit Facility and the Term Loan Credit Facility will be contained in a Current Report on Form 8-K to be filed by the Company with the U.S. Securities and Exchange Commission (“SEC”).

About Christopher & Banks

Christopher & Banks Corporation is a Minneapolis-based specialty retailer featuring exclusively designed privately branded women’s apparel and accessories. As of February 27, 2020 the Company operates 445 stores in 44 states consisting of 309 MPW stores, 77 Outlet stores, 31 Christopher & Banks stores, and 28 stores in its women’s plus size clothing division CJ Banks. The Company also operates the www.ChristopherandBanks.com eCommerce website.

Keywords: Christopher & Banks, CJ Banks, Women’s Clothing, Plus Size Clothing, Petites, Extended Sizes, Outfits.

Forward-Looking Statements

Certain statements in this press release may constitute forward-looking statements, made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, which reflect our current views with respect to certain events that could have an effect on our future performance. The forward-looking statements relate to expectations concerning matters that are not historical facts and may use the words “will”, "expect", "anticipate", "plan", "intend", "project", "believe", “should”, "drive" "in order to" and similar expressions. Except for historical information, matters discussed in this press release may be considered forward-looking statements.

These forward-looking statements are based largely on information currently available to our management and our current expectations, assumptions, plans, estimates, judgments and projections about our business and our industry, and are subject to a number of uncertainties and risks, as well as assumptions that, if they do not fully materialize or prove incorrect, could cause the Company's future performance and financial results to differ materially from those expressed or implied by the forward-looking statements. We cannot guarantee their accuracy or our future performance, and there are a number of known and unknown risks, uncertainties, contingencies, and other factors (many of which are outside our control) that could cause actual results to differ materially from those expressed or implied by such forward-looking statements. Accordingly, there is no assurance that our expectations will, in fact, be achieved or that our estimates or assumptions will be correct, and we caution investors and all others not to place undue reliance on such forward-looking statements.

Important factors that could cause actual results to differ materially from estimates or projections contained in the forward-looking statements include, but are not limited to, those factors described in Item 1A, “Risk Factors” and in the “Forward-Looking Statements” disclosure in Item 7 “Management’s Discussion and Analysis of Financial Condition and Results of Operations” of our latest annual report on Form 10-K and in our subsequent Form 10-Q Reports. All forward-looking statements that are made or attributable to us are expressly qualified in their entirety by this cautionary notice. The Company does not undertake to publicly update or revise its forward-looking statements even if experience or future changes make it clear that projected results expressed or implied in such statements will not be realized.

COMPANY CONTACT:
Richard Bundy
Senior Vice President, Chief Financial Officer
(763) 551-5000

INVESTOR RELATIONS CONTACT:
Jean Fontana
ICR, Inc.
(646) 277-1214